EXHIBIT 10.27

HERON LAKE BIOENERGY LETTERHEAD

Heron Lake BioEnergy, LLC

91246 390th Avenue

Heron Lake, MN 56137-3175

February 28, 2008

Mr. James Gerber

CFO Heron Lake BioEnergy LLC

91246 390th Avenue

Heron Lake, MN 56137

RE:  Extension of CFO Contract For Renewal

Jim,

In conversation with you pertaining to the renewal of your contract with Heron Lake BioEnergy as the Contract Chief Financial Officer, and in consideration of the constraints pursuant to completion of the year end audit, the Board of Governors has authorized me the authority to negotiate a minimum of a thirty day extension to allow you and Heron Lake BioEnergy LLC the appropriate time to renegotiate your present contract, and to allow you the time necessary to complete the auditing and pertinent documents to complete the audit and securities filing for the company.

Signature by both parties signifies acceptance of the above terms of the extension of the contract for a minimum of thirty days.

/s/ Robert J. Ferguson	/s/ James A. Gerber
Chief Executive Officer for HLBE	Chief Financial Officer for HLBE

888.E85FUEL (385.3835)

507.793.0077 PHONE

507-793-0078 FAX

info@heronlakebioenergy.com EMAIL

www.heronlakebioenergy.com